Rational Dividend Capture Fund

Class A Shares: HDCAX Class C Shares: HDCEX Institutional Shares: HDCTX

SUMMARY PROSPECTUS

May 1, 2016

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com  or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective	The Fund’s investment objective is to seek total return on investment, with dividend income an important component of that return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your household invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Sales Charges” section at page 75 of this prospectus and in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	1.00%(1)	1.00%(2)
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of 0.25% applicable to Institutional Shares and Class A Shares only)(3)	0.60%	0.60%	0.35%
Total Annual Fund Operating Expenses(3)	1.35%	1.60%	2.10%
Fee Waivers and/or Expense Reimbursements(4)	(0.35%)	(0.35%)	(0.35%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%	1.25%	1.75%

(1)

In the case of investments of $1 million or more (where you do not pay an initial sales charge), a Maximum Deferred Sales Charge e of 1.00% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.

(2)	Maximum Deferred Sales Charge on Class C Shares applies to shares sold within 12 months of purchase.
(3)	Restated to reflect expenses expected to be incurred during the current fiscal year.
(4)

The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.00%, 1.25% and 1.75% of the Institutional Shares, Class A Shares and Class C Shares daily net assets, respectively, through April 30, 2017. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses reimbursed under this agreement for a period of three years following the fiscal year in which such reimbursement occurred, if the recapture can be achieved within the expense limits in effect at the time of such reimbursement and any expense limits in place at the time of the recoupment.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and that the expense reduction/reimbursement remains in place for the contractual periods only. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$102	$393	$706	$1,593
Class A Shares	$596	$923	$1,273	$2,257
Class C Shares — no redemption	$178	$624	$1,097	$2,403
Class C Shares — with redemption	$278	$624	$1,097	$2,403

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategy

The Fund normally invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying stocks, including preferred stocks and real estate investment trusts (“REITs”).

The Fund generally invests in U.S. corporations with market capitalizations of $2 billion or more. Quantitative analysis is used to identify high quality, dividend paying stocks. The quantitative models focus on dividend yield, historical volatility of the stock and the company’s dividend policy. The Advisor selects stocks that rank most highly based on the combination of these characteristics. Positions are sold when they no longer rank favorably or when they no longer provide the targeted risk adjusted returns.

Principal Investment Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The primary factors that may reduce the Fund’s net asset value (“NAV”) and returns include:

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic conditions.

Investment Style Risk. The type of securities in which a Fund invests may underperform other assets or the overall market.

Management Risk. The Advisor’s selection of securities for the Fund may cause the Fund to underperform similar funds or relevant benchmarks.

Manager Risk. The portfolio manager’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Preferred Stock Risk. Typically, a rise in interest rates causes a decline in the value of preferred stocks. Preferred stocks are also subject to credit and default risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payment. Issuers of securities may redeem their securities prior to maturity at a price below their current market value.

Real Estate/REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus they may be more volatile than other securities.

For more information, please see “Principal Investment Strategies and Risks.”

Performance: Bar Chart for Institutional Shares and Average Annual Total Return Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The Risk/Return Bar Chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance

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information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results.

The annual returns in the Risk/Return Bar Chart which follows are for the Institutional Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

The Fund changed its investment strategy effective May 1, 2016. Performance information for the period prior to May 1, 2016 does not reflect the current investment strategy

Class A and Class C Shares would have had substantially similar annual returns to Institutional Shares because the shares are invested in the same portfolio and returns would differ only to the extent that expenses of the classes are different.

Updated performance information will be available at www.rationalmf.com, or by calling 800-253-0412.

	Best Quarter Worst Quarter	6/30/09 3/31/09	23.66% (17.31)%
Risk/Return Bar Chart

The Fund’s year-to-date for the period ended March 31, 2016 was 3.79%.

Average Annual Total Return Table (for the periods ended December 31, 2015)

	1 Year	5 Years	10 Years
Dividend Capture Fund — Institutional Shares
Returns before taxes	(3.25)%	8.59%	5.12%
Returns after taxes on distributions(1)	(6.96)%	5.91%	3.11%
Returns after taxes on distributions and sales of Institutional Shares(1)	0.12%	6.22%	3.65%
Dividend Capture Fund — Class A Shares(2) (with 4.75% sales charge)
Returns before taxes	(8.18)%	7.26%	4.35%
Dividend Capture Fund – Class C Shares(2)(3) Returns before taxes	(4.92)%	N/A	N/A
Standard & Poor’s 500 Total Return Index® (reflects no deductions for fees, expenses or taxes)	1.38%	12.57%	7.31%
Standard & Poor’s 500 Value Index® (reflects no deductions for fees, expenses or taxes)	(3.15%)	10.97%	5.80%

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Returns after taxes on distributions assumes a continued investment in the Fund and show the effect of taxes on Fund distributions. Returns after taxes on distributions and sales of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

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Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are only shown for Institutional shares. After-tax returns for Class A and Class C shares will vary.

(2)  Return before taxes is shown. This table compares the Fund’s average annual total returns for the period ended 12/31/15 to those of Standard & Poor’s 500 Total Return Index® (“S&P 500”) and the Standard & Poor’s 500 Value Index (“S&P 500 Value ”). Effective April 5, 2016, the Catalyst Dividend Capture VA Fund’s primary benchmark was changed from the S&P 500 Value to the S&P 500 as it was determined that the S&P 500 is the appropriate broad based securities market index to compare the Fund’s performance. The S&P 500 is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Value is an unmanaged market-capitalization weighted index consisting of those stocks within the S&P 500 that exhibit strong value characteristics. It uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an Index. For additional disclosure relating to the S&P 500 and S&P 500 Value, please see “Additional Disclaimers” in this Prospectus.

(3) Class C shares of the Fund commenced operations on January 3, 2014.

Investment Advisor and Portfolio Managers

The Fund’s investment advisor is Rational Advisors, Inc. Members of the Advisor’s portfolio management team manage the Fund. David Miller, a Senior Portfolio Manager of the Advisor, and Michael Schoonover, a Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller and Mr. Schoonover have each served as Portfolio Manager of the Fund since 2016.

Purchasing and Redeeming Shares

The minimum initial purchase for the Fund’s Class A, Class C and Institutional Shares is $1,000. For Class A and Class C Shares, the minimum subsequent investment is $50; for Institutional Shares, the minimum subsequent investment is $500. For Class A Shares, Class C Shares and Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased or redeemed by calling your investment professional or directly from the Trust at 800-253-0412; by check payable to the Rational Dividend Capture Fund and applicable Share class (for example, Rational Dividend Capture Fund, Class A Shares) (Mail to: The Rational Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130); or by Federal funds wire (please call the Trust at 800-253-0412 for wire instructions). You may redeem your Shares on any business day when both the Federal Reserve Bank and New York Stock Exchange are open by telephone at 800-253-0412, or by calling your Investment Professional; or by mail to the Rational Funds address above. You may receive redemption proceeds by wire (wire transfer fees may apply), by electronic bank transfer or by check. Sales charges may apply to the purchase or redemption of Shares.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (“IRA”).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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